UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2020

AMN HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16753	06-1500476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300 Dallas, Texas 75019
(Address of principal executive offices) (Zip Code)

(866) 871-8519
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 27, 2020, Andrew M. Stern notified the board of directors (the “Board”) of AMN Healthcare Services, Inc. (the “Company”) of his decision not to stand for reelection at the Company’s 2020 annual meeting of stockholders. Mr. Stern has served as a valuable director on the Board for 19 years and his decision to retire was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On February 28, 2020, Ralph S. Henderson, President, Professional Services & Staffing, notified the Company of his intent to retire from the Company, effective May 1, 2020, after over 12 years of significant contributions to the Company.
Item 8.01. Other Events.
Effective March 8, 2020, the Company announced the following organizational changes as part of its continued evolution, recent acquisitions, significant growth and to better align its structure with its strategy. Mr. Mark Hagan, our Chief Information Officer, has been named Chief Information and Digital Officer and appointed as an Executive Officer. Mr. Landry Seedig has been promoted from President, Nurse Staffing Solutions, to Group President and Chief Operating Officer, Nurse and Allied Solutions, and Ms. Kelly Rakowski has assumed the newly created role of Group President and Chief Operating Officer, Strategic Talent Solutions. Dr. Cole Edmonson’s role has been expanded to Chief Experience and Clinical Officer.   The Company will also be adding the role of Group President and Chief Operating Officer, Physician and Leadership Solutions. As part of this new structure, the role of President, Professional Services & Staffing, has been eliminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: March 3, 2020	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer